U.S. SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                     FORM 8-K


                                   CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): September 21, 2006

                           5G WIRELESS COMMUNICATIONS, INC.
                    (Exact Name of Registrant as Specified in Its Charter)

          Nevada                         0-30448                20-0420885
(State or Other Jurisdiction      (Commission File Number)  (I.R.S. Employer
      of Incorporation)                                     Identification No.)

               4136 Del Rey Avenue, Marina del Rey, California        90292
                   (Address of Principal Executive Offices)        (Zip Code)

          Registrant's telephone number, including area code:  (310) 448-8022



           (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On September 21, 2006, Stanley A. Hirschman resigned as a member of the Company's board of directors. Mr. Hirschman resigned due to his involvement in other business interests.


                                  SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       5G Wireless Communications, Inc.



Dated: September 21, 2006              By: /s/ Jerry Dix
                                       Jerry Dix, Chief Executive Officer